Exhibit 99.1
The following tables set forth Net sales, significant segment expenses, and Adjusted EBITDA for each of the Company’s reportable segments for the periods presented:

	Three Months Ended June 30, 2025
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$651,527	$178,353	$—	$829,880
Intersegment net sales	9,076	16,609	(25,685)	—
Net sales	660,603	194,962	(25,685)	829,880

Significant segment expenses:
Costs of goods sold	427,119	97,251	(24,928)	499,442
Selling, general and administrative expenses	73,782	18,344	—	92,126
Other segment items(a)	(43,793)	(7,897)	—	(51,690)
Segment Adjusted EBITDA(b)	$203,495	$87,264	$(757)

Corporate and other costs(c)				11,835
Total consolidated Adjusted EBITDA				$278,167

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				23,029
Interest income				(5,405)
Depreciation and amortization				50,228
Stock-based compensation expense				8,404
Loss (gain) on disposal of assets and costs from exit and disposal activities				7,024
Transaction costs(d)				807
Other adjustments(e)				4,658
Income before income taxes				189,422

Income tax expense				46,674
Equity in net income of unconsolidated affiliates				(1,343)
Net income from continuing operations				$144,091
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended September 30, 2025
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$670,665	$179,716	$—	$850,381
Intersegment net sales	9,346	16,652	(25,998)	—
Net sales	680,011	196,368	(25,998)	850,381

Significant segment expenses:
Costs of goods sold	435,834	100,525	(26,110)	510,249
Selling, general and administrative expenses	88,979	18,861	—	107,840
Other segment items(a)	(55,420)	(11,204)	—	(66,624)
Segment Adjusted EBITDA(b)	$210,618	$88,186	$112

Corporate and other costs(c)				11,384
Total consolidated Adjusted EBITDA				$287,532

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				23,116
Interest income				(7,340)
Depreciation and amortization				54,693
Stock-based compensation expense				8,577
Loss (gain) on disposal of assets and costs from exit and disposal activities				(15,926)
Transaction costs(d)				9,317
Other adjustments(e)				6,904
Income before income taxes				208,191

Income tax expense				52,399
Equity in net income of unconsolidated affiliates				(708)
Net income from continuing operations				$156,500
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended December 31, 2025
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$540,473	$152,881	$—	$693,354
Intersegment net sales	9,174	14,785	(23,959)	—
Net sales	549,647	167,666	(23,959)	693,354

Significant segment expenses:
Costs of goods sold	372,861	84,381	(23,040)	434,202
Selling, general and administrative expenses	79,359	16,107	—	95,466
Other segment items(a)	(51,356)	(7,451)	—	(58,807)
Segment Adjusted EBITDA(b)	$148,783	$74,629	$(919)

Corporate and other costs(c)				13,276
Total consolidated Adjusted EBITDA				$209,217

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				22,579
Interest income				(8,450)
Depreciation and amortization				51,522
Stock-based compensation expense				8,835
Loss (gain) on disposal of assets and costs from exit and disposal activities				87
Transaction costs(d)				7,172
Other adjustments(e)				4,729
Income before income taxes				122,743

Income tax expense				30,557
Equity in net income of unconsolidated affiliates				(1,851)
Net income from continuing operations				$94,037
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended March 31, 2026
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$534,749	$142,012	$—	$676,761
Intersegment net sales	8,870	13,534	(22,404)	—
Net sales	543,619	155,546	(22,404)	676,761

Significant segment expenses:
Costs of goods sold	377,356	85,806	(24,065)	439,097
Selling, general and administrative expenses	106,709	15,690	—	122,399
Other segment items(a)	(80,625)	(7,323)	—	(87,948)
Segment Adjusted EBITDA(b)	$140,179	$61,373	$1,661

Corporate and other costs(c)				15,223
Total consolidated Adjusted EBITDA				$187,990

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				25,145
Interest income				(3,805)
Depreciation and amortization				59,818
Stock-based compensation expense				6,538
Loss (gain) on disposal of assets and costs from exit and disposal activities				28,026
Transaction costs(d)				23,509
Other adjustments(e)				9,327
Income before income taxes				39,432

Income tax expense				5,358
Equity in net income of unconsolidated affiliates				(1,161)
Net income from continuing operations				$35,235
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended June 30, 2024
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$668,034	$147,302	$—	$815,336
Intersegment net sales	9,319	16,840	(26,159)	—
Net sales	677,353	164,142	(26,159)	815,336

Significant segment expenses:
Costs of goods sold	430,226	77,535	(24,879)	482,882
Selling, general and administrative expenses	72,420	10,504	—	82,924
Other segment items(a)	(30,189)	(6,907)	—	(37,096)
Segment Adjusted EBITDA(b)	$204,896	$83,010	$(1,280)

Corporate and other costs(c)				11,128
Total consolidated Adjusted EBITDA				$275,498

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				22,824
Interest income				(6,565)
Depreciation and amortization				41,098
Stock-based compensation expense				6,977
Loss (gain) on disposal of assets and costs from exit and disposal activities				292
Transaction costs(d)				10
Other adjustments(e)				355
Income before income taxes				210,507

Income tax expense				49,886
Equity in net income of unconsolidated affiliates				(1,701)
Net income from continuing operations				$162,322
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended September 30, 2024
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$639,012	$143,598	$—	$782,610
Intersegment net sales	8,885	13,923	(22,808)	—
Net sales	647,897	157,521	(22,808)	782,610

Significant segment expenses:
Costs of goods sold	439,031	71,812	(22,174)	488,669
Selling, general and administrative expenses	74,133	10,956	—	85,089
Other segment items(a)	(38,938)	(6,803)	—	(45,741)
Segment Adjusted EBITDA(b)	$173,671	$81,556	$(634)

Corporate and other costs(c)				9,043
Total consolidated Adjusted EBITDA				$245,550

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				23,156
Interest income				(7,368)
Depreciation and amortization				44,807
Stock-based compensation expense				6,983
Loss (gain) on disposal of assets and costs from exit and disposal activities				617
Transaction costs(d)				2,685
Other adjustments(e)				3,494
Income before income taxes				171,176

Income tax expense				40,920
Equity in net income of unconsolidated affiliates				(918)
Net income from continuing operations				$131,174
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended December 31, 2024
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$540,525	$150,013	$—	$690,538
Intersegment net sales	8,913	10,063	(18,976)	—
Net sales	549,438	160,076	(18,976)	690,538

Significant segment expenses:
Costs of goods sold	384,562	85,105	(20,723)	448,944
Selling, general and administrative expenses	73,739	17,196	—	90,935
Other segment items(a)	(40,110)	(10,559)	—	(50,669)
Segment Adjusted EBITDA(b)	$131,247	$68,334	$1,747

Corporate and other costs(c)				9,843
Total consolidated Adjusted EBITDA				$191,485

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				23,094
Interest income				(4,545)
Depreciation and amortization				47,766
Stock-based compensation expense				7,798
Loss (gain) on disposal of assets and costs from exit and disposal activities				(477)
Transaction costs(d)				5,924
Other adjustments(e)				3,363
Income before income taxes				108,562

Income tax expense				27,091
Equity in net income of unconsolidated affiliates				(818)
Net income from continuing operations				$82,289
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended March 31, 2025
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$478,799	$136,962	$—	$615,761
Intersegment net sales	8,530	11,205	(19,735)	—
Net sales	487,329	148,167	(19,735)	615,761

Significant segment expenses:
Costs of goods sold	329,009	80,013	(19,513)	389,509
Selling, general and administrative expenses	62,585	16,530	—	79,115
Other segment items(a)	(34,371)	(7,488)	—	(41,859)
Segment Adjusted EBITDA(b)	$130,106	$59,112	$(222)

Corporate and other costs(c)				12,301
Total consolidated Adjusted EBITDA				$176,695

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				22,729
Interest income				(5,007)
Depreciation and amortization				49,610
Stock-based compensation expense				4,823
Loss (gain) on disposal of assets and costs from exit and disposal activities				3,426
Transaction costs(d)				672
Other adjustments(e)				1,222
Income before income taxes				99,220

Income tax expense				23,166
Equity in net income of unconsolidated affiliates				(734)
Net income from continuing operations				$76,788
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended June 30, 2023
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$637,429	$140,617	$—	$778,046
Intersegment net sales	7,737	11,081	(18,818)	—
Net sales	645,166	151,698	(18,818)	778,046

Significant segment expenses:
Costs of goods sold	387,377	77,232	(18,023)	446,586
Selling, general and administrative expenses	65,138	9,916	—	75,054
Other segment items(a)	(30,193)	(6,171)	—	(36,364)
Segment Adjusted EBITDA(b)	$222,844	$70,721	$(795)

Corporate and other costs(c)				11,457
Total consolidated Adjusted EBITDA				$281,313

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				21,712
Interest income				(3,489)
Depreciation and amortization				37,240
Stock-based compensation expense				6,903
Loss (gain) on disposal of assets and costs from exit and disposal activities				(13,304)
Transaction costs(d)				1,972
Other adjustments(e)				2,991
Income before income taxes				227,288

Income tax expense				55,058
Equity in net income of unconsolidated affiliates				(1,675)
Net income from continuing operations				$173,905
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended September 30, 2023
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$648,757	$131,463	$—	$780,220
Intersegment net sales	7,479	11,473	(18,952)	—
Net sales	656,236	142,936	(18,952)	780,220

Significant segment expenses:
Costs of goods sold	427,291	68,450	(18,198)	477,543
Selling, general and administrative expenses	69,785	9,622	—	79,407
Other segment items(a)	(29,375)	(5,923)	—	(35,298)
Segment Adjusted EBITDA(b)	$188,535	$70,787	$(754)

Corporate and other costs(c)				12,318
Total consolidated Adjusted EBITDA				$246,250

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				21,941
Interest income				(5,137)
Depreciation and amortization				36,721
Stock-based compensation expense				9,331
Loss (gain) on disposal of assets and costs from exit and disposal activities				123
Transaction costs(d)				52
Other adjustments(e)				(383)
Income before income taxes				183,602

Income tax expense				47,476
Equity in net income of unconsolidated affiliates				(901)
Net income from continuing operations				$137,027
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended December 31, 2023
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$543,895	$118,472	$—	$662,367
Intersegment net sales	7,883	20,029	(27,912)	—
Net sales	551,778	138,501	(27,912)	662,367

Significant segment expenses:
Costs of goods sold	358,306	69,978	(25,766)	402,518
Selling, general and administrative expenses	66,324	9,776	—	76,100
Other segment items(a)	(29,566)	(6,080)	—	(35,646)
Segment Adjusted EBITDA(b)	$156,714	$64,827	$(2,146)

Corporate and other costs(c)				15,189
Total consolidated Adjusted EBITDA				$204,206

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				22,331
Interest income				(6,515)
Depreciation and amortization				38,053
Stock-based compensation expense				7,402
Loss (gain) on disposal of assets and costs from exit and disposal activities				2,512
Transaction costs(d)				1,030
Other adjustments(e)				3,686
Income before income taxes				135,707

Income tax expense				30,131
Equity in net income of unconsolidated affiliates				(1,304)
Net income from continuing operations				$106,880
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).

	Three Months Ended March 31, 2024
(Amounts in thousands)	Stormwater	Wastewater	Intersegment Eliminations	Total
Net sales:
Net sales from external customers	$531,439	$122,401	$—	$653,840
Intersegment net sales	7,550	11,014	(18,564)	—
Net sales	538,989	133,415	(18,564)	653,840

Significant segment expenses:
Costs of goods sold	352,852	68,080	(19,055)	401,877
Selling, general and administrative expenses	74,095	11,325	—	85,420
Other segment items(a)	(33,832)	(6,572)	—	(40,404)
Segment Adjusted EBITDA(b)	$145,874	$60,582	$491

Corporate and other costs(c)				15,769
Total consolidated Adjusted EBITDA				$191,178

Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:
Interest expense				22,878
Interest income				(6,906)
Depreciation and amortization				42,889
Stock-based compensation expense				8,350
Loss (gain) on disposal of assets and costs from exit and disposal activities				2,304
Transaction costs(d)				390
Other adjustments(e)				1,117
Income before income taxes				120,156

Income tax expense				26,333
Equity in net income of unconsolidated affiliates				(1,656)
Net income from continuing operations				$95,479
a.Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit).